United States
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2002




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-9971            91-1413284
-----------------------------     ------------------   -------------------
(State or other Jurisdiction          (Commission        (I.R.S. Employer
     of incorporation)                File Number)      Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
-----------------------------------------------------            -----------
(Address of principal executive offices)                          (Zip Code)

                                  713-624-9500
               Registrant's telephone number, including area code


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following exhibits are filed as a part of this report:

        Exhibit No.           Description

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure.

On August 12, 2002, Bobby S. Shackouls, Chairman of the Board, President and Chief Executive Officer of Burlington Resources Inc. (the "Corporation"), and Steven J. Shapiro, Senior Vice President and Chief Financial Officer of the Corporation, each filed with the Securities and Exchange Commission (the "SEC") a statement under oath regarding facts and circumstances relating to the Securities Exchange Act filings of the Corporation, as required by the SEC's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460, June 27, 2002).









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             BURLINGTON RESOURCES INC.



Date:  August 12, 2002       By:  /s/ Frederick J. Plaegger, II
                                  -------------------------------
                                  Name:   Frederick J. Plaegger, II
                                  Title:  Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

        Exhibit No.           Description

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.




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                                                                    Exhibit 99.1

        Statement Under Oath of Principal Executive Officer and Principal
                     Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

     I, Bobby S. Shackouls, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Burlington Resources Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the year ended December 31, 2001, of Burlington Resources Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Burlington Resources Inc. filed with the Commission subse-


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          quent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Bobby S. Shackouls                   Subscribed and sworn to before me
-------------------------------          this 9th day of August, 2002
Bobby S. Shackouls

August 9, 2002                           /s/ Diane M. Perez
                                         ----------------------------------
                                         Notary Public

                                         My Commission Expires:  6-16-03



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                                                                    Exhibit 99.2


       Statement Under Oath of Principal Executive Officer and Principal
                     Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

     I, Steven J. Shapiro, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Burlington Resources Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the year ended December 31, 2001, of Burlington Resources Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Burlington Resources Inc. filed with the Commission subse-


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          quent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

/s/ Steven J. Shapiro                    Subscribed and sworn to before me
------------------------------           this 9th day of August, 2002
Steven J. Shapiro

August 9, 2002                           /s/ Diane M. Perez
                                         ------------------------------------
                                         Notary Public

                                         My Commission Expires: 6-16-03